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

Slide Graphics


                      The Creation of a Global Leader in
                           Internet, New Media and
                                Communications


Terra
Lycos
Telefonica
Bertelsmann


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                                                                             2


                             Safe-Harbor Statement

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the following subjects: expected date of closing the merger; future financial and operating results; and timing and benefits of the merger.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Terra's and Lycos's businesses will not be integrated successfully; costs related to the merger; failure of the Terra or Lycos stockholders to approve the merger; inability to further identify, develop and achieve success for new products, services and technologies; increase competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers.

For a detailed discussion of these and other cautionary statements, please refer to Terra's filings with the Securities and Exchange Commission, including the Risk Factors section of Terra's F-1 filing that became effective in November 1999, and Lycos's filings with the Securities and Exchange Commission, including the section titled "Factors Affecting the Company's Business, Operating Results and Financial Condition" of the Management's Discussion and Analysis in its From 10-K for the year ended July 31, 1999 and the Risk Factors section of Lycos's S-3 filing that became effective in March, 2000.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION TRANSACTION REFERENCED IN THE FOREGOING INFORMATION, WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE JOINT PROXY STATEMENT/PROSPECTUS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY TERRA AND LYCOS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS FILED BY TERRA AND LYCOS WITH THE COMMISSION AT THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM TERRA.


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                                                                             3


                             Transaction Summary


Exchange Ratio:                         $97.55 for every Lycos share

Collar:                                 Symmetrical 20%

Structure:                              Tax free exchange of shares

Accounting:                             Purchase

Listing:                                Madrid, NASDAQ

Closing Conditions:                     Shareholder votes
                                        Regulatory approval and other customary
                                        conditions

Expected Closing                        Calendar 3Q '00

Telefonica                                        Bertelsmann

Telefonica will underwrite a $2 Billion      Bertelsmann commits to a broad
Terra rights offering at E62.00              world-wide alliance and enters
to be closed prior to the                    $1 Billion, 5-year commerce
closing                                      agreement

Telefonica Mobile will form a joint
venture with Terra Lycos for a global
wireless unit



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                                                                             4


                          Description of the Collar


                              Terra
                              Average        Exchange            Implied
                              Price(a)       Ratio (b)         Lycos Price

Upper End                     $68.06         1.433x              $97.55

Central Reference             $56.72          1.72x              $97.55

Lower End                     $45.37          2.15x              $97.55


(a) Average closing price of Terra shares for the ten days ending on the tenth day prior to the closing date of the transaction

(b)  Number of Terra shares per each Lycos share



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                                                                             5

                         Terra Lycos Strategic Vision
       Value for Consumers and Shareholders Will be Created by Leading
             the Convergence of Media and Communications Globally


               Fixed Telephony                         Web TV/Media



Mobile Communication               terra LYCOS             Cable Modems

                           Multiple-Access Portal
                                    (MAP)


                                          Wireless

                    PDAs
                                               Web
                                             Phone




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                                                                             6


                                Terra Networks


                                             The Leading Global
                                             Spanish and Portuguese
                                             Language Internet
     terra                                   Access and Content
                                             Company


o  2 million subscribers
o  14 countries
o  Multiple access offerings
o  Rich/compelling content
o  Network model



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                                                                             7


                          Commanding Market Position



U.S.A.                                                       Spain
   #1                                                      #1   #1


                                   Guatemala
Mexico                             #1     #1
#2  #1

                                                                 Access   Portal



               Peru
               #1  #1                        Brazil
                                             #2  #2

               Chile
               #1  #1                 Argentina
                                             #2




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                                                                             8


                        Rapid Subscriber Growth Across
                                Latin America




Growth in Quarterly Subscribers
(In Thousands)



                               Growth = 522.5%


                                                                      1,992
                                                       1,317
                                        681
                       485
320

Mar-99                 Jun-99           Sep-99         Dec-99         Mar-00




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                                                                             9


                        Rapid Subscriber Growth Across
                                Latin America


Paid Subscribers                                  Free Subscribers
(In Thousands Per Month)                          (In Thousands Per Month)



     Growth = 189.1%                                 Growth = 6,447.1%

                                  879                                      1,113
                         758                                       559
                  564                                    297
          364                                     122
304                                        17

Mar-99   Jun-99  Sep-99  Dec-99  Mar-00   Mar-99  Jun-99  Sep-99  Dec-99  Mar-00




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                                                                            10


                      Rapid Page View and Revenue Growth



Page Views                                        Quarterly Revenues
(In Millions Per Month)                           ($ in Millions)


     Growth = 181.3%                                   Growth = 164.8%

                                  706                                    $41.3
                        464                                    $34.2
             290                                     $20.0
251                                          $15.6


Jun-99      Sep-99      Dec-99     Mar-00    Jun-99  Sep-99    Dec-99    Mar-00




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                                                                            11


                        The Internet's Leading Network


                                    LYCOS


o    44% U.S. reach

o    148 Million page views per day worldwide

o    Four of the world's top 20 internet sites

o    $78MM in Q3 revenues with $25MM of cash flow

o    An acquisition integration success story

o    Earnings positive for 4 consecutive quarters

o    Met or exceeded consensus for 16 straight quarters



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                                                                            12


                          Lycos: Leadership in North
                           America, Europe and Asia


          Lycos
          Canada

                         Lycos                                   Lycos
                         Europe              Lycos               Korea
        Lycos                                Greater Asia




                                                                        Lycos
                                                                        Japan



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                                                                            13


                          Strong Revenue Growth
                Quarterly Revenue Growth (Dollars in Millions)



                                                                       $68.5

                                                                  $56.0

                                                             $45.1

                                                        $35.1

                                                   $30.6

                                              $24.8

                                         $19.0

                                   $15.1

                             $12.6

                        $9.3

                  $7.8

            $5.9

      $5.0

$3.7
----  ----  ----  ----  ---- ----- ----- ---- ---- ---- ---- ---- ---- ----
 Q1    Q2    Q3    Q4    Q1   Q2    Q3    Q4   Q1   Q2   Q3   Q4   Q1   Q2
----------------------  --------------------- ------------------- ---------
         1977                   1998                 1999            2000

Source:  Company 10-K and 10-Q SEC filings.

                            Monetizing the Traffic

Quarterly Revenues Per Unique User
------------------------------------------------------------------------------

==
==   E-Commerce
==

[]
[]   Advertising
[]


                              106% Growth


                                             $2.20


                                             ======
                                             ======
                                             ======    $0.78
                  $1.07                      ======
                 ======                      [][][]
                 ======  $0.34               [][][]
                 ======                      [][][]    $1.42
                 [][][]                      [][][]
                 [][][]                      [][][]
                 [][][]  $0.73               [][][]
                 [][][]                      [][][]

                 Q2 '99                      Q2 '00


Note:  Quarters ended January 31, 2000
Source: Media Metrix

                         The Leading Telecom Group in
                           Spain and Latin America


                                  Telefonica



                    o    #1 Telco in Spain and Latin America

                    o    #6 Wireless service provider worldwide

                    o    #1 TV broadcaster in Spain and Argentina (#2 Pay TV)

                    o    More than 62 million customers




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                                                                            16


                                 Bertelsmann

                Bertelsmann delivers leading content worldwide as the premier content provider on Terra Lycos




Representative Brands

o Random House (#1 publishing house worldwide)
                                                       o  Bertelsmann is the
o CLT-UFA/Pearson TV (#1 TV producer worldwide, #         most global media
  1 TV distributor in Europe)                             company in the world
                                                          and the leading media
o Gruner + Jahr (#1 magazine publisher in Europe)         company on the
                                                          Internet
o BMG Entertainment (#4 music company in the world)

o Bertelsmann Direct (#1 in clubs worldwide,
  #2 in media e-commerce worldwide)                    o  Bertelsmann occupies
                                                          leading market
o Bertelsmann Arvato (#1 Printing house in Europe,        positions worldwide
  #1 in distribution/services)                            with over 600
                                                          companies in 54
                                                          countries



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                                                                            17


                                 terra LYCOS



                 The Creation of a Global Leader in Internet,
                         New Media and Communications




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                                                                            18


                   Terra Lycos: Global Internet Leadership



o    Internet's Largest Footprint with Operations in 37 Countries

o    175 Million page views per day

o    Projected 2001 Revenues of as much as $900m

o    Industry Leading Revenue Growth

o    Over $3bn in cash

o    Target Operating Margins of 30%

o    Mobile Leadership

o    Deep Alliances with Market Leaders:
     Telefonica and Bertelsmann


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                                                                            19


                       Terra Lycos: A Global Leader in
                             Key Internet Regions




            Canada #1             Western Europe #3




                                                                      Japan #2

U.S. Hispanic #1

Total U.S. #4                                                 Korea #1



          Latin America #1                      Asia Pacific # 2




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                                                                            20


                            Terra Lycos Management


Senior Management

o  Chairman:  Juan Villalonga

o  CEO:  Bob Davis

o  COO:  Abel Linares (present CEO Terra)

o  CFO:  Ted Philp (present CFO Lycos)


Board of Directors

o  14 Total, 7 Independents, 4 from Telefonica and 3 from Lycos




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                                                                            21


                       The Terra Lycos Value Proposition


Providing           Aggregating             Offering Rich       Monetizing
Access              Audience                Content             Traffic


Terra Libre

Lycos Free

Commundo

Terra Line

Terra Premium




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                                                                            22


                      The Terra Lycos Value Proposition


Providing           Aggregating             Offering Rich       Monetizing
Access              Audience                Content             Traffic


Terra Libre         terra

Lycos Free          LYCOS

Commundo            HotBot

Terra Line          Angelfire

Terra Premium       tripod


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                                                                            23


                      The Terra Lycos Value Proposition


Providing           Aggregating             Offering Rich       Monetizing
Access              Audience                Content             Traffic


Terra Libre         terra                    Quote.com

Lycos Free          LYCOS                    Gamesville

Commundo            HotBot                   terra

Terra Line          Angelfire                SONIQUE

Terra Premium       tripod                   invertia.com

                                             WIRED NEWS

                                             BigBrother

                                             LYCOS ZONE



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                                                                            24


                       The Terra Lycos Value Proposition


Providing           Aggregating             Offering Rich       Monetizing
Access              Audience                Content             Traffic


Terra Libre         terra                    Quote.com          LYCOShop

Lycos Free          LYCOS                    Gamesville         WINGSPANbank.com

Commundo            HotBot                   terra              BARNES & NOBLE

Terra Line          Angelfire                SONIQUE            BBVA

Terra Premium       tripod                   invertia.com       DeRemate.com

                                             WIRED NEWS         Amadeus

                                             BigBrother

                                             LYCOS ZONE


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                                                                            25





                                              Terra Lycos Operational Synergies


     Providing              Aggregating                   Offering                        Monetizing
     Access                  Audience                   Rich Content                      Traffic

o  Lycos content and        o Community is one of      o Bertelsmann                 o  LycosSHOP is one of
   services accelerate        the hottest areas of       publishing and                 the most powerful
   Terra's ability to         growth in Latin            music become the               platforms for
   mine Telefonica's          America - Lycos            basis for further              e-commerce - over
   40MM fixed line            has the #1                 community                      2,800 merchants
   suscribers                 community in Tripod        development
                              and Angelfire                                           o  FairMarket auction
o  Lycos Digital media                                 o Exchange and                    relationship married
   offerings (Sonique,      o Lycos and Terra            translation of                  with DeRemate.com,
   MP3 Search)                have both pioneered        content and services            the largest auction
   become a draw for          the "network" of           between Lycos and               house in Latin
   Telefonica's 2.3MM         brands" model - the        Terra                           America
   cable subscribers          network becomes
                              stronger as a new                                       o  200 person Lycos
o  Quote.com, MailCity        brands are needed                                          sales organization
   and instant
   messaging become
   killer applications
   for Telefonica Mobile
   20MM subscribers







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                                                                            26


                              Revenue Synergies


o    Lycos Sale of Latin American Inventory

o    Bertelsmann $1bn Revenue Commitment

o    New Content Page Views

o    Mobile Portal Revenues

o    Worldwide Placements


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                                                                            27


                              Expense Synergies


o    Lycos Avoids Latin American Market Development

o    Terra Avoids US and Europe Market Development

o    Sales and G&A Leverage

o    Substantial Bandwidth Economies

o    Content Costs Greatly Reduced

o    Terra R&D eliminates search and community

o    Lycos R&D eliminates mobile products


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                                                                            28


                        Wireless Portal Joint Venture




                                     o  Access through
                                        wireless platform

                                     o  Content distribution to
                                        20 million customers

                                     o  Realtime E-commerce
Telefonica Servicios Moviles, S.A.                                    LYCOS


                                     o  Anytime Anyplace

                                     o  Killer applications


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                                                                            29


                      Wireless Internet is the Next Wave



                      Mass Market Internet Opportunities


                           o 1 Billion Users (2003)
                           o 13% CAGR (1998-2003)



                           o 330MM Subscribers (2003)
                           o 5% CAGR (1998-2003)



                           o 1 Billion Subscribers (2003)
                           o 28% CAGR (1998-2003)


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                                                                            30


                     Telefonica Mobile Market Leadership


                                                            Spain
El Salvador
                                                             59%
33%                                                          79.5%
316.1%


               Peru
                                         Brazil
               69%
               41.3%                      70%
                                          99.9%


               Chile
                                   Argentina
                52%
                76.9%                25%
                                     113.4%                 Key

                                                          Market Share

                                                          March 1999-March 2000
                                                          Annual Growth



Only included subsidiaries managed by Telefonica
Data as of March 31, 2000



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                                                                            31


                    terra LYCOS    A Growth Engine Worldwide



Revenue                                           Comparative Valuation Analysis
CAGR 2000-2001
                                                   Aggr.                  Aggr.
                                                  Market      2001E      Value
                                                   Value    Revenue    Multiple
80.0%
                                     Yahoo      $73,344     $1,377.0     53.3x
          36.6%
                                     AOL      126,352.4     10,797.9      11.4
                    15.1%
                                     Terra-
                                     Lycos 1   22,020.5        900.0      24.5
Terra-    Yahoo     AOL
Lycos



1 Based on the value of Terra shares under the terms of the definitive merger agreement

Note: Revenue estimates are based on industry reports and are not intended to be the basis of detailed finanical guidance.




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                                                                            32


                           Terra Lycos: Creation of
                              Shareholder Value


o  Global Leadership

o  Large Scale and Diversified Revenues

o  Unparalleled Depth and Breadth of Access Platforms

o  Deep Telefonica and Bertelsmann Alliance

o  The Most Complete Investment Vehicle for Convergence

o  More than a $3bn cash position

o  Revenue Growth of as much as 80%

o  EBITDA Positive in Q4 2001

o  Opportunity to fully exploit premium assigned to first mover




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                                 terra Lycos